Share-Based Payments	12 Months Ended
Dec. 31, 2025
Share-Based Payments [Abstract]
SHARE-BASED PAYMENTS
21.	SHARE-BASED PAYMENTS

In July 2021, the board of directors of Bitdeer approved the adoption of the 2021 Share Incentive Plan (the “2021 Plan”). Bitdeer granted a total of 1,097,852,000 share awards (before the effects of reverse recapitalization) in two batches in August and November 2021 in the year ended December 31, 2021, a total of 139,690,400 share awards (before the effects of reverse recapitalization) in four batches in January, April, July and October 2022 in the year ended December 31, 2022, and a total of 46,805,600 share awards (before the effects of reverse recapitalization) in two batches in January and April 2023, to the designated recipients under the 2021 Plan. Each share award grants an option for the recipient to purchase one share of Bitdeer’s ordinary shares at an exercise price of US$0.03 per share (before the effects of reverse recapitalization). The majority of the share awards vest from two to seven years and certain share awards vest immediately upon issuance. The recipient shall continue to provide services to the Group by each vesting date. All share awards granted expire on July 20, 2031.

In March 2023, the board of directors of BTG approved the 2023 Share Incentive Plan (the “2023 Plan”), which was effective upon the completion of the Business Combination on April 13, 2023.

Upon completion of the Business Combination, the share awards granted under 2021 Plan of Bitdeer were assumed by BTG and converted into the share awards under the 2023 Plan at an exchange ratio of approximately 0.00858 with rounded down to the nearest whole share, and the exercise price of the Bitdeer share awards was also adjusted at an exchange ratio of approximately 0.00858. In April 2023, the Group modified the expiration date of all outstanding share awards to be the tenth anniversary from the date of grant. The modification had no impact to the overall financial presentation.

Under the 2023 Plan, the Group is able to issue up to an aggregate of 21,877,912 Class A ordinary shares to the designated recipients. BTG granted a total of 1,256,122 shares awards in two batches in July and October 2023 for the year ended December 31, 2023, a total of 4,443,271 shares awards in five batches in January, April, July, September and October 2024 for the year ended December 31, 2024, and a total of 1,754,512 shares awards in four batches in January, April, July, and October 2025 for the year ended December 31, 2025 to the designated recipients under the 2023 Plan. Each share award grants an option for the recipient to purchase one share of the Group’s ordinary shares at exercise prices ranging from US$3.50 to US$11.49, US$0.01 to US$10.59 and US$0.01 to US$21.67 per share for the years ended December 31, 2023, 2024 and 2025, respectively. The majority of the share awards vest from two to seven years and certain share awards vest immediately upon issuance. The recipient shall continue to provide services to the Group by each vesting date. All share awards granted expire on the tenth anniversary from the date of grant.

The share awards issued in September 2024 includes 830,000 share awards, which are replacement awards, to exchange for the acquiree’s awards in connection with the FreeChain Acquisition. In addition, the Group also issued 6,400,000 Class A ordinary shares, including 128,000 holdback shares, to certain shareholders of FreeChain. These shares are subject to a vesting period ranging from five to seven years, during which the recipients must continue to provide services to the Group through each vesting date. The fair value was determined based on the number of shares transferred and the closing price on the date of issuance. See Note 5(c).

In June 2023, the board of directors of BTG approved the 2023 Performance Share Plan (the “2023 Performance Plan”), which was effective in October 2023. Under the 2023 Performance Plan, the Group is able to issue up to an aggregate of 1,112,886 Class A ordinary shares to the designated recipients. The number of Class A ordinary shares available for issuance under the 2023 Performance Plan could be subsequently adjusted to be no more than 11,128,861 based on the Group’s market capitalization as set forth in the 2023 Performance Plan. The Group did not issue any award under the 2023 Performance Plan for the years ended December 31, 2025, 2024 and 2023.

The following table illustrates the number of shares and weighted average exercise prices of, and movements in, share awards. For retrospective presentation, the number of Bitdeer’s share awards have been scaled by the exchange ratio of approximately 0.00858 for periods prior to the completion of the Business Combination on April 13, 2023.

	Number of options (’000)	Average exercise price per share award (US$)	Average fair value per share award (US$)
As at January 1, 2023	10,398	3.50	25.27
Granted	1,658	4.58	8.15
Exercised(1)	(118)	3.50	19.23
Forfeited	(194)	3.68	17.96
As at December 31, 2023	11,744	3.65	23.04
Granted	4,443	5.60	5.66
Exercised(1)	(1,840)	2.81	17.45
Forfeited	(481)	4.37	17.30
As at December 31, 2024	13,866	4.36	18.41
Granted	1,755	14.31	11.49
Exercised(1)	(1,063)	3.31	22.58
Forfeited	(253)	9.46	17.02
As at December 31, 2025	14,305	5.57	17.28
Vested and exercisable at December 31, 2025	7,268	3.90	21.82

(1)	The total proceeds received from the exercised shares under the 2023 plan during the years ended December 31, 2025, 2024 and 2023 was approximately US$3.5 million, US$5.2 million and US$0.4 million, respectively.

The weighted average contractual life for the remaining options at December 31, 2025 and 2024 was 7.37 years and 7.87 years, respectively.

The expense recognized for share awards during the years ended December 31, 2025, 2024 and 2023 was approximately US$38.5 million, US$34.0 million and US$45.5 million, respectively. The breakdown is as follows:

	Years ended December 31,
In thousands of USD	2025	2024	2023
Cost of revenue	3,304	2,368	4,722
Selling expenses	1,164	1,982	3,592
General and administrative expenses	11,983	14,881	23,797
Research and development expenses	22,042	14,737	13,377
Total	38,493	33,968	45,488

The fair value of the share awards is estimated at the grant date using the binomial model with the assistance of an independent valuation specialist. The following table provides the inputs range to the model used for determining the value of the grant for the years ended December 31, 2025, 2024 and 2023:

Years ended December 31,
	2025	2024	2023
Dividend yield (%)	-	-	-
Expected volatility (%)	116%-119%	118% - 119%	118% - 124%
Risk-free interest rate (%)	4.12%-4.58%	3.74% - 4.48%	3.81% - 4.59%
Exercise multiple	2.20-2.80	2.20 - 2.80	2.20 - 2.80

The incremental fair value related to the modification of expiration date of the share awards is estimated at the modification date using the binomial model with the assistance of an independent valuation specialist. The following table provides the inputs range to the model used for determining the incremental fair value of the modification for the year ended December 31, 2023:

Year ended December 31, 2023
Dividend yield (%)	-
Expected volatility (%)	119% - 124%
Risk-free interest rate (%)	3.45% - 3.47%
Exercise multiple	2.20-2.80

The above inputs for the binomial model have been determined based on the following:

●	Dividend return is estimated by reference to the Group’s plan to distribute dividends in the near future. Currently, this is estimated to be zero as the Group plans to retain all profit for corporate expansion;

●	Expected volatility is estimated based on the daily close price volatility of a number of comparable companies to the Group;

●	Risk-free interest rate is based on the yield to maturity of U.S. treasury bills denominated in US$ at the option valuation date;

●	Exercise multiple is based on empirical research on typical share award exercise behavior.